Exhibit 10.1

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of April 11, 2011, by and among SL GREEN OPERATING PARTNERSHIP, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), SL GREEN REALTY CORP., a corporation formed under the laws of the State of Maryland (the “Parent”), WELLS FARGO BANK, NATIONAL ASSOCIATION (successor-by-merger to Wachovia Bank, National Association), as Agent (the “Agent”), Wells Fargo Securities, LLC and Banc of America Securities, LLC, each as Joint Lead Arrangers for purposes of this Amendment (the “Joint Lead Arrangers”), and each of the financial institutions signatory hereto (the “Required Lenders”).

WHEREAS, the Requisite Lenders and certain other financial institutions (who were “Lenders” under the Existing Credit Agreement) made available to the Borrower a revolving credit facility, including a letter of credit subfacility and a swingline subfacility, on the terms and conditions contained in that certain Amended and Restated Credit Agreement dated as of June 28, 2007 (as amended and in effect immediately prior to the date hereof, the “Existing Credit Agreement”; and, as amended by this Amendment, the “Credit Agreement”) by and among the Borrower, the Parent, such Lenders, certain other financial institutions, the Agent and the other parties thereto;

WHEREAS, the Parent and the Borrower desire to make certain Restricted Payments relating to the preferred stock of the Parent, including, without limitation, the repurchase or redemption of issued and outstanding preferred stock of the Parent;

WHEREAS, the Borrower desires to be permitted to make distributions to the Parent for the purpose of making such Restricted Payments; and

WHEREAS, the Borrower, the Agent and the Required Lenders desire to amend certain terms of the Existing Credit Agreement on the terms and conditions contained herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree that the Existing Credit Agreement and the other Loan Documents are hereby amended as follows:

1.                                       Definitions.

(a)                                  Defined Terms.  Capitalized terms used in this Amendment and not defined herein shall have the meanings provided in the Existing Credit Agreement.

(b)                                 Second Amendment.  The following definition is hereby added to Section 1.1 of the Existing Credit Agreement in appropriate alphabetical order:

“Second Amendment” means that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated as of April 11, 2011, which amends this Agreement.”

2.                                       Restricted Payments.

(a)                                  Section 9.2(e) of the Existing Credit Agreement is hereby amended by deleting the word “and” at the end of such Section.

(b)                                 Section 9.2(f) of the Existing Credit Agreement is hereby amended by replacing the period at the end of such Section with “; and”, and by adding the following as clause (g):

(g) the Parent or the Borrower may (and the Borrower may make distributions to the Parent in order to permit Parent to) purchase, redeem, convert, exchange, or otherwise acquire for value, directly or indirectly, the issued and outstanding preferred stock of the Parent.

3.                                       Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Agent of each of the following or satisfaction (or waiver by the Requisite Lenders) of each of the following, each in form and substance satisfactory to the Agent:

(a)                                  A counterpart of this Amendment duly executed by the Borrower and each of the Requisite Lenders;

(b)                                 A Guarantor Acknowledgement duly executed by each Guarantor in the form attached hereto as Exhibit A; and

(c)                                  Evidence that all fees and expenses payable to the Joint Lead Arrangers and the Lenders in connection with this Amendment have been paid.

4.                                       Representations.  Each of the Borrower and the Parent represents and warrants to the Agent and the Lenders that:

(a)                                  Authorization.  Each of the Borrower and the Parent has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of each of the Borrower and the Parent and each of this Amendment and the Credit Agreement is a legal, valid and binding obligation of the Borrower and the Parent enforceable against each of them in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)                                 Compliance with Laws, etc.  The execution and delivery by each of the Borrower and the Parent of this Amendment and the performance by each of the Borrower and the Parent of their obligations under this Amendment and the Credit Agreement in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Government Approvals or violate any Applicable Laws (including Environmental Laws) relating to the Borrower, the Parent or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower, the Parent or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; and (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower, the Parent or any other Loan Party.

(c)                                  No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

5.                                       Reaffirmation of Representations by Borrower and Parent.  Each of the Borrower and the Parent hereby represents and warrants that the representations and warranties made by each of the Borrower and the Parent to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date.

6.                                       Document References.  All references to (i) the “Credit Agreement” in each Loan Document shall be deemed to be a reference to the Existing Credit Agreement as amended by this Amendment; and (ii) any of the Loan Documents referenced in any other Loan Document shall be deemed to be a reference to such Loan Document as amended by the terms of this Amendment.

7.                                       Full Force and Effect.  Except as amended by this Amendment, the Existing Credit Agreement and each of the other Loan Documents shall continue to remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

8.                                       Headings.  Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.

9.                                       Governing Law.  THE PROVISIONS OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, DETERMINED WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, AND ANY APPLICABLE LAW OF THE UNITED STATES.

10.                                 Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one binding agreement.

11.                                Severability.  The provisions of this Amendment are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Amendment.

12.                                 Expenses.  The Borrower shall reimburse the Agent for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

13.                                 Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto, the Unrestricted Subsidiary, and each of their respective successors and permitted assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Amended and Restated Credit Agreement to be executed and delivered by their authorized officers all as of the day and year first above written

SL GREEN OPERATING PARTNERSHIP, L.P.

By:	/s/ Andrew S. Levine
Name: Andrew S. Levine
Title: Executive Vice President

SL GREEN REALTY CORP.

By:	/s/ Andrew S. Levine
Name: Andrew S. Levine
Title: Executive Vice President

[Signatures Continued on Next Page]

[Signature Page to Amendment No. 2 to Amended Credit Agreement
with SL Green Operating Partnership, L.P.]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
successor by merger to Wachovia Bank, National
Association, as Agent and as a Lender

By:	/s/ Jan LaChapelle
Name: Jan LaChapelle
Title: Vice President

[Signature Page to Amendment No. 2 to Amended Credit Agreement
with SL Green Operating Partnership, L.P.]

BANK OF AMERICA, N.A.

By:	/s/ Ann E. Superfisky
Name: Ann E. Superfisky
Title: Vice President

[Signature Page to Amendment No. 2 to Amended Credit Agreement
with SL Green Operating Partnership, L.P.]

ING REAL ESTATE FINANCE (USA) LLC

By:	/s/ Michael E. Shields
Name: Michael E. Shields
Title: Managing Director

By:	/s/ Elizabeth M. Whitworth
Name: Elizabeth M. Whitworth
Title: Vice President

[Signature Page to Amendment No. 2 to Amended Credit Agreement
with SL Green Operating Partnership, L.P.]

The Bank of Nova Scotia

By:	/s/ Jon Burckin
Name: Jon Burckin
Title: Managing Director

[Signature Page to Amendment No. 2 to Amended Credit Agreement
with SL Green Operating Partnership, L.P.]

SCOTIABANC INC.

By:	/s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

[Signature Page to Amendment No. 2 to Amended Credit Agreement
with SL Green Operating Partnership, L.P.]

Deutsche Bank Trust Company Americas

By:	/s/ George R. Reynolds
Name: George R. Reynolds
Title: Director

By:	/s/ James Rolison
Name: James Rolison
Title: Managing Director

[Signature Page to Amendment No. 2 to Amended Credit Agreement
with SL Green Operating Partnership, L.P.]

JPMorgan Chase Bank, National Association

By:	/s/ Mohammad S. Hasan
Name: Mohammad S. Hasan
Title: Vice President

[Signature Page to Amendment No. 2 to Amended Credit Agreement
with SL Green Operating Partnership, L.P.]

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE

By:	/s/ Robert W. Becker
Name: Robert W. Becker
Title: Senior Vice President, Real Estate Finance

By:	/s/ Gianna Giola
Name: Gianna Giola
Title: Assistant Vice President, Real Estate Finance

[Signature Page to Amendment No. 2 to Amended Credit Agreement
with SL Green Operating Partnership, L.P.]

MORGAN STANLEY BANK, N.A.,

By:	/s/ Nick Zangari
Name: Nick Zangari
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Amended Credit Agreement
with SL Green Operating Partnership, L.P.]

CITICORP NORTH AMERICA, INC.

By:	/s/ John Rowland
Name: John Rowland
Title: Director

[Signature Page to Amendment No. 2 to Amended Credit Agreement
with SL Green Operating Partnership, L.P.]

BNP Paribas

By:	/s/ Kandice Gu
Name: Kandice Gu
Title: Vice President

By:	/s/ Rachel Lanava
Name: Rachel Lanava
Title: Director, Merchant Banking Group

[Signature Page to Amendment No. 2 to Amended Credit Agreement
with SL Green Operating Partnership, L.P.]

NATIXIS, New York Branch

By:	/s/ Zineb Bouazzaoui
Name: Zineb Bouazzaoui
Title: Vice President

By:	/s/ Marie-Edith Dugény
Name: Marie-Edith Dugény
Title: Managing Director

[Signature Page to Amendment No. 2 to Amended Credit Agreement
with SL Green Operating Partnership, L.P.]

PNC BANK, N.A.

By:	/s/ Brian P. Kelly
Name: Brian P. Kelly
Title: Vice President

[Signature Page to Amendment No. 2 to Amended Credit Agreement
with SL Green Operating Partnership, L.P.]

Union Bank, N.A.

By:	/s/ Michael Vasto
Name: Michael Vasto
Title: Loan Officer

[Signature Page to Amendment No. 2 to Amended Credit Agreement
with SL Green Operating Partnership, L.P.]

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By:	/s/ John T. Feeney
Name: John T. Feeney
Title: Director

[Signature Page to Amendment No. 2 to Amended Credit Agreement
with SL Green Operating Partnership, L.P.]

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH

By:	/s/ Eric Y.S. Tsai
Name: Eric Y.S. Tsai
Title: Vice President & General Manager

[Signature Page to Amendment No. 2 to Amended Credit Agreement
with SL Green Operating Partnership, L.P.]

Emigrant Realty Finance

By:	/s/ Russell T Wyman
Name: Russell T Wyman
Title: Managing Director

[Signature Page to Amendment No. 2 to Amended Credit Agreement
with SL Green Operating Partnership, L.P.]

Mega International Commercial Bank Co. Ltd.
New York Branch

By:	/s/ Luke Hwang
Name: Luke Hwang
Title: VP & DGM

[Signature Page to Amendment No. 2 to Amended Credit Agreement
with SL Green Operating Partnership, L.P.]

Bank of Taiwan, New York Agency

By:	/s/ Thomas K. C Wu
Name: Thomas K. C Wu
Title: General Manager

[Signature Page to Amendment No. 2 to Amended Credit Agreement
with SL Green Operating Partnership, L.P.]

NORTHERN TRUST BANK

By:	/s/ Blake J. Lunt
Name: Blake J. Lunt
Title: Second Vice President

[Signature Page to Amendment No. 2 to Amended Credit Agreement
with SL Green Operating Partnership, L.P.]

HUA NAN COMMERCIAL BANK, LTD.

By:	/s/ Henry Hsieh
Name: Henry Hsieh
Title: Assistant Vice President

[Signature Page to Amendment No. 2 to Amended Credit Agreement
with SL Green Operating Partnership, L.P.]

E.Sun Commercial Bank, Ltd., Los Angeles Branch

By:	/s/ Edward Chen
Name: Edward Chen
Title: VP & GM

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of April 11, 2011 (this “Acknowledgment”) executed by each of the undersigned (the “Guarantors”) in favor of Wells Fargo Bank, National Association (successor-by-merger to Wachovia Bank, National Association), in its capacity as administrative agent (the “Administrative Agent”) for the “Lenders” (described below).

WHEREAS, SL Green Operating Partnership, L.P. (the “Borrower”) and SL Green Realty Corp. (the “Parent”), the Administrative Agent and the Lenders party thereto (the “Lenders”) have entered into that certain Amended and Restated Credit Agreement dated as of June 28, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not defined herein have the meanings given such terms in the Credit Agreement);

WHEREAS, each of the Guarantors is a party to that certain Amended and Restated Guaranty dated as of June 28, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which the Guarantors guarantied, among other things, the Borrower’s Obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Parent, the Administrative Agent and the Required Lenders are to enter into an Amendment No. 2 to Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing guaranty of the “Guarantied Obligations” (as defined in the Guaranty) and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the Guarantied Obligations or the obligations of such Guarantor under the Guaranty.

Section 2.  Governing Law.  THE PROVISIONS OF THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, DETERMINED WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, AND ANY APPLICABLE LAW OF THE UNITED STATES.

Section 3.  Counterparts.  This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

SL Green Realty Corp.
SL Green Management LLC
SLG IRP Realty, LLC
Green 292 Madison LLC
Green 1372 Broadway LLC
Green 440 Ninth LLC
Green 470 PAS LLC
Green 317 Madison LLC
Green W. 57th St., LLC
Green 461 Fifth Lessee LLC
Green 28 W 44 LLC
Green 19W44 Owner LLC
Green 19W44 Member LLC
Green 19W44 JV LLC
Green 19W44 Mezz LLC
750 Third Owner LLC
SLG 609 Funding LLC
SL Green 11 Madison Funding LLC
SL Green 530 Funding LLC
SLG Gale PE LLC
SLG 17 Battery Funding LLC
601 Starrett Preferred Investor LLC
SLG 125 Chubb Funding LLC
Green LNR Debt LLC
180 Madison Preferred Member LLC

By:	/s/ Andrew S. Levine
Name: Andrew S. Levine
Title: Executive Vice President

[Signatures continued on next page]

[Signature Page to Guarantor Acknowledgement]

SLG 1370 Funding LLC
SLG 450 Lex LLC
SLG 800 Third Funding LLC
SLG 717 Fifth Funding LLC
SLG 145 West Street Funding LLC
SLG 720 Fifth Funding LLC
SLG Cooper Stuy Funding LLC
Reckson Operating Partnership, L.P.
1055 Washington Boulevard LLC
SLG RSVP Funding LLC
1350 LLC
SLG 1185/810 Funding LLC
Green 1166 Funding LLC
SLG 331/48 Funding LLC
SLG 333/1010 Funding LLC
SL Green Funding LLC
Green Hill Acquisition LLC
Green 1221 Interest Owner LLC
SLG 1185 Sixth A LLC
SLG 810 Seventh A LLC
SLG 810 Seventh B LLC
SLG 810 Seventh E LLC
SLG 5 Times Square Funding LLC
SLG Puck Funding LLC

By:	/s/ Andrew S. Levine
Name: Andrew S. Levine
Title: Executive Vice President